Preferred stock	11 Months Ended
Mar. 31, 2015
PreferredStockAbstract
Preferred stock

Note 9.  Preferred stock

The Company has designated 5,300 shares of its authorized preferred stock with par value of $.0001 per share as Series Seed Preferred Stock (“Preferred stock”). During May 2014 and the June 2014, the Company issued an aggregate of 5,300 shares to seven investors at a price of $100 per share for total proceeds of $530,000. The holders of the Preferred Stock have the same voting rights and powers equal to the holders of the Common Stock.

Conversion option

At any time and from time to time on or after the Effective Date, the Preferred stock shall be convertible (in whole or in part), at the option of the Holder, into such number of fully paid and non–assessable shares of Common stock as is determined by dividing the aggregate original issue price of Preferred stock that are being converted plus any accrued but unpaid dividends thereon as of such date that the Holder elects to convert by the Conversion Price then in effect on the date (the “Conversion Date”). The conversion price at the conversion date is the original purchase price for each series of preferred stock.

Liquidation preference

Upon the liquidation, dissolution or winding up of the business of the Corporation, whether voluntary or involuntary, each holder of Preferred stock shall be entitled to receive, for each share thereof, a preferential amount in cash equal to (and not more than) the original issue price plus all accrued and unpaid dividends or such an amount per share as would have been payable had all shares of Preferred Stock been converted to Common Stock prior to the liquidation, dissolution or winding up of the business.